SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2025
Stockholders' Equity Note [Abstract]
SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHARE	SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHARE
Our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock during 2025, 2024 and 2023. During 2025 and 2023 repurchases were made through open market transactions and totaled 407,113 and 298,601 shares of common stock, respectively for an aggregate purchase price of $12.4 million and $5.2 million, respectively. There were no shares of common stock repurchased pursuant to this authorization during 2024.
A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2025	2024	2023
	(In thousands, except per share amounts)
Net income	$68,541	$66,790	$59,067

Weighted average shares outstanding (1)	20,758	20,892	20,976
Stock units for deferred compensation plan for non-employee directors	175	180	160
Performance share units	28	31	23
Effect of stock options	2	3	11
Weighted average shares outstanding for calculation of diluted earnings per share	20,963	21,106	21,170

Net income per common share
Basic (1)	$3.30	$3.20	$2.82
Diluted	$3.27	$3.16	$2.79
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(1)	Basic net income per common share includes weighted average common shares outstanding during the period.
Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2025, 2024 and 2023, respectively.